                           WEITZ SERIES FUND, INC.









                      GOVERNMENT MONEY MARKET PORTFOLIO

                               QUARTERLY REPORT

                                JUNE 30, 1997




                         ONE PACIFIC PLACE, SUITE 600
                            1125 SOUTH 103 STREET
                            OMAHA, NE  68124-6008

                                 402-391-1980
                                 800-232-4161
                               402-391-2125 FAX

                           WEITZ SERIES FUND, INC.
                      GOVERNMENT MONEY MARKET PORTFOLIO
                      JUNE 30, 1997 -- QUARTERLY REPORT




                                                                   July 9, 1997




Dear Shareholder:

    Short-term interest rates decreased during the second quarter as fears of further Federal Reserve interest rate increases failed to materialize. However, we were able to improve the yield of the Government Money Market Portfolio which closed the quarter with a 7-day yield of 5.1% and a 30-day yield of 5.0%. We accomplished this by modestly extending the average life of the portfolio and by increasing the percentage of federal agency securities that we hold. Yields increased more for agency "bills" than for Treasury-bills with similar maturities because of the uncertainty of not knowing what the Fed's "next" move would be. This represented an opportunity for us to enhance the yield of our portfolio.

    Our policy of investing in a "basket" of government securities with an average life of less than 90 days, while protecting principal, will continue to be impacted by changes in monetary policy and the effect such policy has on short-term interest rates. Therefore, our returns should continue to track that of Treasury-bills.

    We would welcome any questions or comments you may have.

                        Best Regards,


                        /s/ Wallace R. Weitz               /s/ Thomas D. Carney

                        Wallace R. Weitz                   Thomas D. Carney
                        President, Portfolio Manager       Portfolio Manager

-------------------------------------------------------------------------------
    Yields quoted are historical and will fluctuate in the future. An investment in the Government Money Market Portfolio is neither insured, nor guaranteed by the United States Government and there can be no assurance that it will maintain a steady net asset value of $1.00.
-------------------------------------------------------------------------------

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO

                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)







 FACE
AMOUNT                     DESCRIPTION                                   VALUE
------                     -----------                                   -----

              U.S. GOVERNMENT AND AGENCY SECURITIES - 100.3%*
$2,500,000    Federal Farm Credit Discount Note 5.633% 8/20/97        $2,481,004
 1,050,000    U.S. Treasury Bill 5.486% 8/21/97                        1,042,100
 1 000,000    Federal Farm Credit Discount Note 5.583% 8/25/97           991,689
 2,000,000    Federal Home Loan Bank Discount Note 5.602% 9/10/97      1,978,503
                                                                      ----------
                     Total U.S. Government and Agency Securities       6,493,296
                                                                      ----------
             SHORT-TERM SECURITIES - 0.2%
    15,454    Norwest Treasury Money Market Fund, 4.736%                  15,454
                                                                      ----------
                 Total Investments in Securities (Cost $6,508,750)+    6,508,750
                                                                      ----------
              Other Liabilities in Excess of Other Assets - (0.5%)      (31,526)
                                                                      ----------
                 Total Net Assets - 100.0%                            $6,477,224
                                                                      ----------
                                                                      ----------

*Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.
+Cost is the same for Federal income tax purposes.

                            WEITZ SERIES FUND, INC.


BOARD OF DIRECTORS
    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

OFFICERS
    Wallace R. Weitz, President
    Mary K. Beerling, Vice-President & Secretary
    Linda L. Lawson, Vice-President
    Richard F. Lawson, Vice-President

INVESTMENT ADVISER
    Wallace R. Weitz & Company

DISTRIBUTOR
    Weitz Securities, Inc.

CUSTODIAN
    Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
    Wallace R. Weitz & Company


This report has been prepared for the information of shareholders of Weitz Series Fund, Inc.-Government Money Market Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.